UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 4, 2005
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado (80301)
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2005, Carrier Access Corporation (the “Company”) issued a press release reporting that the filing of a required amendment to its previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”) would be delayed beyond the May 2, 2005 extended filing date so that the Company could perform additional detailed review of certain contracts to confirm language regarding passage of title from specific customer transactions in situations where the order documentation from such customers is not consistent. The issue under examination relates to the passage of title and proper timing of revenue recognition between calendar quarters in 2003 and 2004. A copy of the Company’s press release announcing the delayed filing dated May 2, 2005 is attached hereto as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 5, 2005, the Company issued a press release announcing that the Company received a notice on May 4, 2005 from the staff of The Nasdaq Stock Market which stated that although the Company filed its 2004 Form 10-K, the filing did not include management’s assessment of its internal controls over financial reporting and the associated auditor attestation report (collectively, the “Attestations”). Because the Company has not timely filed an amendment to its 2004 Form 10-K on May 2, 2005, with the Attestations, the Company is currently not in compliance with the Nasdaq continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14). As a result of the delinquency, Carrier Access common stock will begin trading under the symbol “CACSE” effective at the opening of business on Friday, May 6, 2005, and its common stock is also subject to delisting from the Nasdaq Stock Market. The Company intends to request an appeal hearing with the Nasdaq Listing Qualifications Panel within seven (7) days of the date of the Nasdaq notice letter for continued listing on the Nasdaq National Market. Under Nasdaq Market Place Rules, Carrier Access securities will remain listed on the Nasdaq National Market pending the outcome of the hearing. There can be no assurance that the Panel will grant a request for continued listing. A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is working diligently with its auditors, KPMG LLP, to file the required amendment to its 2004 Form 10-K and to fully comply with all requirements for continued listing.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.01	Press release dated May 2, 2005, entitled “Carrier Access Delays Filing Amendment to Form 10-K for the Period Ended December 31, 2004.”

99.02	Press release dated May 5, 2005, entitled “Carrier Access Receives Expected Nasdaq Deficiency Notice Related To Late Filing For Its Form 10-K.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION
Date: May 6, 2005	By:	/s/ NANCY PIERCE
Nancy Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press release dated May 2, 2005, entitled “Carrier Access Delays Filing Amendment to Form 10-K for the Period Ended December 31, 2004.”

99.02	Press release dated May 5, 2005, entitled “Carrier Access Receives Expected Nasdaq Deficiency Notice Related To Late Filing For Its Form 10-K.”